Putnam
New Jersey
Tax Exempt
Income Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02


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FROM THE TRUSTEES

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Dear Fellow Shareholder:

In today's uncertain economic and investment environment, where investor mood is as much a factor in determining market direction as the underlying fundamentals, portfolio managers must constantly be looking to the future while coping with the present.

In a sense, that is where the managers of Putnam New Jersey Tax Exempt Income Fund found themselves during the six months ended November 30, 2002. Taking a defensive position in order to protect the value of the portfolio against an anticipated rise in interest rates appeared a prudent move. However, during the period, it put the fund at a competitive disadvantage and contributed to its underperformance of its benchmark. You will find the details on page 7.

There were some bright spots during the period; the municipal-bond market was generally strong and the portfolio's overall high quality helped offset the negatives. In the following report, the fund's managers discuss the reasons behind the fund's performance and also offer their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
January 15, 2003


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt
Fixed-Income Team

Over the six months ended November 30, 2002 -- the first half of Putnam New Jersey Tax Exempt Income Fund's fiscal year -- market volatility led investors to seek the relative safety of high-quality bonds, including municipals. As a result, yields have generally moved lower and bond prices risen so that bonds have continued to outperform stocks for nearly three consecutive years. This gain has not been smooth; several shocks to the fixed-income markets, such as the news of accounting scandals and unexpected economic data, sent yields sharply higher on a number of occasions, only to drive them back down again over the subsequent months. Prices in the municipal market have not been spared as fiscal pressures in many state governments, including New Jersey, have become more apparent.

Total return for 6 months ended 11/30/02

      Class A             Class B             Class M
    NAV      POP        NAV     CDSC        NAV      POP
------------------------------------------------------------
   2.17%   -2.67%      1.84%   -3.16%      2.13%   -1.15%
------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

As we will discuss in more detail shortly, at the beginning of the fiscal year, we anticipated that an economic recovery would come sooner rather than later and positioned the fund quite conservatively to protect the portfolio against the impact of rising interest rates. This positioning which proved premature, contributed to the fund's underperformance of its benchmark index, the Lehman Municipal Bond Index. Exposure to a number of lower-rated industrial development bonds
(IDBs) that lost value over the period was also a factor. It is, however, important to note that the index is nationally diversified, invests in higher-quality bonds, and has access to a much larger field of opportunities than those available to a single-state fund. Your fund's performance for the semiannual period was virtually in line with the average for its Lipper category. (See page 7 for performance results).


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation              19.8%

Hospitals/health care       14.6%

Education                   10.3%

Water and sewer              9.5%

Utilities and power          7.6%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.


* MIXED ECONOMIC MESSAGES PROMPTED DEFENSIVE STANCE

In June and July, we were concerned that the U.S. economy might start to reaccelerate and that interest rates would rise. Therefore, we felt the Federal Reserve Board was probably done easing interest rates. In line with this forecast, we positioned the fund defensively by selling bonds in the intermediate-maturity range (maturing in around 10 years). These bonds typically decline to the greatest degree when interest rates start to rise and bond prices fall. We reinvested the assets into short-term securities called variable-rate demand notes (VRDNs), whose yields reset daily, weekly, or monthly in line with the major interest-rate indexes. This move was intended to keep the fund flexible to invest in bonds with higher coupons that we expected to become available as the economy strengthened and interest rates increased.

However, during August and September, the economic news became even more negative, and several corporate accounting scandals hit the headlines. Wary investors, who had begun to test the waters again in the stock market, turned back to bonds sparking a bond market rally. Because we had focused on dampening the portfolio's volatility rather than aggressively seeking to increase the overall value, the fund did not fully participate in the rally, and its relative performance suffered as a result.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*


Aaa/AAA -- 58.3%

Aa/AA -- 14.4%

A -- 6.6%

Baa/BBB -- 4.8%

Ba/BB -- 7.9%

B -- 3.3%

A-I+/VMIGI -- 3.5%

Other -- 1.2%

Footnote reads:
*As a percentage of market value as of 11/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


In October, as the stock market rallied, there was a large sell-off in the bond market, and 10-year municipal rates rose. We took advantage of this situation to liquidate the VRDNs and reinvested the proceeds in 10-year bonds. This reconfiguration made the fund's duration -- a measure of interest-rate sensitivity -- neutral rather than defensive in comparison with its benchmark index. It also reduced the negative impact of the previous conservative positioning because we were able to repurchase the 10-year bonds at roughly the same price level at which we had sold them.

* AIRLINE-BACKED BONDS ENDURED A ROUGH RIDE

Some of the fund's holdings consist of Industrial Development Bonds
(IDBs). These are municipal bonds that are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. As a result, IDBs rise and fall in price based on investor perceptions of the health of the individual business entity or the industry group as a whole. For example, a number of the fund's bonds were issued to finance airport facility expansion by various airlines. As the airlines have suffered from declining traffic and high fixed costs, most of the airline-related IDBs have declined in price. In particular, this sector of the market has been troubled by the shadows hanging over United Airlines (which culminated in a bankruptcy filing just after the period closed) and by U.S. Airways' bankruptcy filing and subsequent default on its bonds. The fund's portfolio includes bonds issued or backed by Delta, Continental, and American airlines, but none connected to either United or U.S. Airways. We believe the bonds we have continued to own will recover at least a portion of their losses and we are therefore maintaining the positions; meanwhile, the bonds have been providing an attractive level of income.

* SELECTIVE STRATEGY USED FOR TOBACCO BOND INVESTMENTS

New Jersey, like many other states, has decided to securitize settlement payments resulting from a lawsuit against the major tobacco companies, which will be made over a number of years to come. By "securitize," we mean that the state issues municipal bonds to borrow money now, repaying it with the future revenues from the tobacco settlement. In this way, New Jersey converts the money that will be received later into cash that can be used to balance the budget now. However, the state of New Jersey has no obligation to service this debt; rather, payments are generated by cash flows from the tobacco settlement.

Fund Profile

Putnam New Jersey Tax Exempt Income Fund seeks to provide high current income free from federal and New Jersey state income taxes, consistent with the preservation of capital. It is suitable for New Jersey investors seeking tax-free income through a diversified portfolio of municipal bonds.

When the initial tobacco bonds were issued by other states and municipalities a few years back, we had some concerns about how the risk of additional litigation and future growth in the tobacco industry might affect the stability of interest payments. Moreover, we were uncertain how heavy supply and the depth of demand might affect this new type of bond. Therefore, we have been slow to invest in these bonds, despite the fact that they typically offer attractive yields. Cigarette shipments have actually fallen less than projected, and many of the most critical lawsuits have been won by the tobacco companies, reducing liability pressures. We now feel more comfortable owning tobacco bonds, although each purchase is the result of careful research and an appropriate measure of caution. The New Jersey Settlement Financing Corporation bonds are rated A(S&P)/ A1(Moody's)/ A+(Fitch), and we purchased $5 million with 6% coupons, maturing in 2037, and $4 million with 6 1/8% coupons, maturing in 2042.

* FUND TOOK ADVANTAGE OF CROSS-MARKET OPPORTUNITY

Toward the end of the semiannual period, we took advantage of a situation in which municipal-bond yields were quite high in comparison to Treasury yields. For municipal-bond investors, this is highly significant, because they were essentially getting close to the same yield as they would have on a comparable Treasury bond without having to pay taxes. For the fund, the situation created an opportunity. We executed a "cross-market" trading strategy, in which we bought 10-year municipal bonds and began selling 10-year Treasury futures contracts.

This strategy has the potential to benefit the fund whether interest rates go up or down. If interest rates rise (and bond prices fall), the fund is likely to have a loss on the municipal bonds, but we believe it should more than make up for the loss with a gain on the Treasury futures contracts. If rates fall (and bond prices rise), the fund is likely to have a loss on the Treasury contracts, but we feel it should make a greater amount on the municipal bonds. We anticipate the yield ratios will trend back to a more "normal" level as municipal supply moderates and demand increases.

* FUND LIKELY TO TAKE CONSERVATIVE STANCE IN 2003

We will continue to diversify the fund's holdings when new issues come to market that we consider offer sound investment opportunities. In addition, the fund has a larger position in the transportation sector than other funds in its category. We will be looking to trim this position as the sector strengthens. Looking forward, it appears as if the Federal Reserve Board may be done easing interest rates; however, it could be a long time before the economic recovery creates a reason for bond-market investors to worry about rising rates. Accordingly, we are keeping the fund's duration in line with that of other funds in its category. We will phase out the cross-market trading strategy when the yield spread between the municipal bonds and Treasuries widens back to its accustomed range.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke
(Portfolio Member), Joyce Dragone, and Jerome Jacobs.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                       Class A           Class B           Class M
(inception dates)     (2/20/90)          (1/4/93)          (5/1/95)
                     NAV     POP       NAV    CDSC       NAV     POP
------------------------------------------------------------------------------
6 months            2.17%  -2.67%     1.84%  -3.16%     2.13%  -1.15%
------------------------------------------------------------------------------
1 year              4.92   -0.07      4.24   -0.76      4.72    1.34
------------------------------------------------------------------------------
5 years            25.30   19.36     21.29   19.33     23.43   19.42
Annual average      4.61    3.60      3.94    3.60      4.30    3.61
------------------------------------------------------------------------------
10 years           72.58   64.38     60.99   60.99     67.59   62.06
Annual average      5.61    5.10      4.88    4.88      5.30    4.95
------------------------------------------------------------------------------
Annual average
(life of fund)      6.47    6.07      5.70    5.70      6.11    5.83
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                               Lehman Municipal        Consumer
                                 Bond Index           price index
------------------------------------------------------------------------------
6 months                           3.67%                 1.11%
------------------------------------------------------------------------------
1 year                             6.32                  2.25
------------------------------------------------------------------------------
5 years                           33.35                 12.24
Annual average                     5.93                  2.34
------------------------------------------------------------------------------
10 years                          89.35                 27.73
Annual average                     6.59                  2.48
------------------------------------------------------------------------------
Annual average
(life of fund)                     7.26                  2.78
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC).

LIPPER INFORMATION:
The average cumulative return for the 55 funds in the Lipper New Jersey Municipal Debt Funds category over the 6 months ended 11/30/02 was 2.23%. Over the 1-, 5-, and 10-year periods ended 11/30/02, annualized returns for the category were 4.76%, 4.52%, and 5.72%, respectively.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/02

                          Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                     6               6               6
------------------------------------------------------------------------------
Income 1                  $0.196516       $0.166437       $0.182622
------------------------------------------------------------------------------
Capital gains 1              --              --              --
------------------------------------------------------------------------------
  Total                   $0.196516       $0.166437       $0.182622
------------------------------------------------------------------------------
Share value:             NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/02                $9.05   $9.50       $9.04       $9.04   $9.34
------------------------------------------------------------------------------
11/30/02                9.05    9.50        9.04        9.05    9.35
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                  4.36%   4.15%       3.71%       4.05%   3.92%
------------------------------------------------------------------------------
Taxable
equivalent 3            7.58    7.22        6.45        7.04    6.82
------------------------------------------------------------------------------
Current
30-day SEC
yield 4                 3.75    3.57        3.09        3.44    3.33
------------------------------------------------------------------------------
Taxable
equivalent 3            6.52    6.21        5.37        5.98    5.79
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 42.51% federal and state combined tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                       Class A            Class B            Class M
(inception dates)     (2/20/90)           (1/4/93)           (5/1/95)
                     NAV     POP        NAV    CDSC        NAV     POP
------------------------------------------------------------------------------
6 months            3.19%  -1.67%      2.87%  -2.13%      2.93%  -0.46%
------------------------------------------------------------------------------
1 year              7.95    2.86       7.27    2.27       7.52    4.01
------------------------------------------------------------------------------
5 years            25.83   19.80      21.82   19.85      23.83   19.85
Annual average      4.70    3.68       4.03    3.69       4.37    3.69
------------------------------------------------------------------------------
10 years           73.76   65.49      62.18   62.18      68.69   63.29
Annual average      5.68    5.17       4.95    4.95       5.37    5.03
------------------------------------------------------------------------------
Annual average
(life of fund)      6.58    6.19       5.82    5.82       6.21    5.94
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax exempt bonds. It assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2002 (Unaudited)


KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New Jersey (80.0%)
-------------------------------------------------------------------------------------------------------------------
                    Atlantic Cnty., COP (Pub. Fac. Lease Agreement), FGIC
         $2,000,000 7.4s, 3/1/10                                                          Aaa            $2,460,000
          1,000,000 7.4s, 3/1/09                                                          Aaa             1,220,000
          4,250,000 Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                    (In default) (NON)                                                    D/P             3,612,500
          5,000,000 Camden Cnty., Muni. Util. Auth. Swr. Rev. Bonds,
                    FGIC, 6s, 7/15/08                                                     Aaa             5,618,750
          1,115,000 Colts Neck Township., Board of Ed. G.O. Bonds,
                    FSA, 5s, 2/1/19                                                       Aaa             1,165,175
          2,500,000 Freehold, Regl. High School Dist. G.O. Bonds,
                    FGIC, 5s, 3/1/19                                                      Aaa             2,612,500
          1,720,000 Hillsborough Township, School Dist. G.O. Bonds,
                    FSA, 5 3/8s, 10/1/21                                                  Aaa             1,851,150
                    Jersey City, G.O. Bonds, FSA
          1,075,000 4 1/2s, 3/1/05                                                        Aaa             1,131,438
          1,000,000 4 1/2s, 3/1/04                                                        Aaa             1,036,250
          1,700,000 Jersey City, Swr. Auth. Rev. Bonds, AMBAC,
                    6 1/4s, 1/1/14                                                        Aaa             2,020,875
            890,000 Lafayette Yard, Cmnty. Dev. Rev. Bonds
                    (Hotel/Conference Ctr.), MBIA, 6 1/8s, 4/1/16                         Aaa             1,042,413
          1,000,000 Marlboro, Board of Ed. G.O. Bonds, 5s, 7/15/07                        AA              1,096,250
          1,200,000 Middle Township, School Dist. Rev. Bonds, FGIC,
                    7s, 7/15/06                                                           Aaa             1,384,500
          1,000,000 Middlesex Cnty., Impt. Auth. Rev. Bonds
                    (North Brunswick Township Project), Ser. A,
                    FGIC, 5s, 10/1/20                                                     Aaa             1,017,500
          2,000,000 Middlesex Cnty., Poll. Control Auth. Rev. Bonds,
                    6 7/8s, 12/1/22                                                       BBB-/P          2,043,560
          3,000,000 Middlesex Cnty., Util. Auth. Swr. Rev. Bonds, Ser. A,
                    MBIA, 6 1/4s, 8/15/10                                                 Aaa             3,465,000
          2,000,000 Middletown Township, Board of Ed. G.O. Bonds,
                    FSA, 5s, 8/1/27                                                       Aaa             2,000,000
                    Monmouth Cnty., G.O. Bonds
          2,105,000 4s, 7/15/05                                                           Aaa             2,207,619
            600,000 (Cnty. College), 4s, 7/15/05                                          Aaa               630,000
          1,525,000 Monmouth Cnty., Impt. Auth. Rev. Bonds, FSA,
                    5s, 12/1/12                                                           Aaa             1,658,438
          1,000,000 Monroe Township, Muni. Util. Auth. Rev. Bonds, FGIC,
                    5 1/8s, 2/1/17                                                        Aaa             1,041,250
          1,000,000 New Brunswick Pkg. Auth. Rev. Bonds, Ser. A, MBIA,
                    4 7/8s, 9/1/32                                                        Aaa               963,750
                    NJ Econ. Dev. Auth. Rev. Bonds
          5,000,000 (Tevco Inc.), 8 1/8s, 10/1/09                                         A-/P            5,037,050
          5,500,000 (1st Mtge.-Cranes Mill), Ser. A, 7 1/2s, 2/1/27                       BB-/P           5,658,125
          1,000,000 (Cedar Crest Vlg. Inc. Fac.), Ser. A, 7 1/4s, 11/15/31                BB-/P             977,500
          1,500,000 (Newark Arpt. Marriot Hotel), 7s, 10/1/14                             Ba3             1,507,500
          2,000,000 (Hartz Mountain Industries, Inc.), 7s, 2/1/14                         A+              2,028,300
          2,290,000 (Lakewood School), Ser. R, 6.9s, 12/1/11                              AA-/P           2,324,831
          1,000,000 (First Mtge. Presbyterian), Ser. A, 6 3/8s, 11/1/31                   BB/P              997,500
          1,550,000 (Burlington Coat Factory), 6 1/8s, 9/1/10                             Aa3             1,610,063
          1,750,000 (Franciscan Oaks), 5 3/4s, 10/1/23                                    BB/P            1,515,938
          2,750,000 (Trans. Project Sublease), Ser. A, FSA, 5 3/4s, 5/1/09                Aaa             3,117,813
          1,500,000 (NJ Performing Arts Ctr.), Ser. C, AMBAC,
                    5 1/2s, 6/15/13                                                       Aaa             1,608,750
          2,000,000 (EDL Testing Svc.), Ser. A, 4 3/4s, 5/15/25                           Aaa             1,932,500
            200,000 NJ Econ. Dev. Auth. VRDN (Foreign Trade
                    Zone Project), 1.2s, 12/1/07                                          A-1+              200,000
          8,000,000 NJ Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                    (Ocean Nursing Pavilion), Ser. A, 7 3/8s, 12/1/25                     Aaa             8,622,720
                    NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.)
          2,200,000 7s, 11/15/30                                                          B+              1,534,500
          2,000,000 6 1/4s, 9/15/29                                                       B+              1,262,500
          2,515,000 NJ Econ. Dev. Auth. Waste Paper Recycling Rev.
                    Bonds (Marcal Paper Mills Inc.), 8 1/2s, 2/1/10                       B+/P            2,731,919
          4,500,000 NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds (American
                    Wtr. Co., Inc.), FGIC, 6 1/2s, 4/1/22 (SEG)                           Aaa             4,593,060
          2,000,000 NJ Econ. Dev. Auth. Wtr. Fac. VRDN (United Wtr. NJ
                    Inc. Project B), AMBAC, 1.4s, 11/1/25                                 VMIG1           2,000,000
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          1,500,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            1,627,500
          5,395,000 (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                              B2              4,430,644
            445,000 (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/08                              B2                414,963
          5,000,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                               BB/P            5,050,000
          3,300,000 (Christ Hosp. Group), 7s, 7/1/06                                      AAA             3,799,125
          1,000,000 (St. Peters U. Hosp.), Ser. A, 6 7/8s, 7/1/30                         Baa2            1,053,750
          5,000,000 (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19                   Aaa             6,175,000
          1,000,000 (Palisades Med. Ctr.-NY Healthcare), 6 5/8s, 7/1/31                   Baa3            1,013,750
          1,000,000 (Cmnty. Med. Ctr.), FSA, 5 1/2s, 7/1/07                               Aaa             1,113,750
          3,715,000 (Newton Memorial Hosp.), FSA, 5 1/4s, 7/1/21                          Aaa             3,803,231
          1,655,000 (Englewood Hosp.), MBIA, 5 1/4s, 8/1/16                               Aaa             1,748,094
          1,615,000 (Englewood Hosp.), MBIA, 5 1/4s, 2/1/16                               Aaa             1,705,844
          1,000,000 (Hlth. Care Fac. Good Shepherd), 5.1s, 7/1/21                         AA                996,250
          1,250,000 (Englewood Hosp.), MBIA, 5s, 8/1/31                                   Aaa             1,234,375
          2,660,000 (South Jersey), 5s, 7/1/06                                            Baa1            2,793,000
          2,000,000 (St. Barnabas Hlth.), Ser. B, 4 3/4s, 7/1/28                          Aaa             1,905,000
          3,000,000 (Columbus Hosp.), Ser. A, 5 3/4s, 7/1/29                              BBB-            2,745,000
          1,000,000 (Atlantic City Med. Ctr.), 6 1/4s, 7/1/17                             A3              1,081,250
                    NJ State Bldg. Auth. Rev. Bonds, Ser. A
          2,345,000 FSA, 5 1/4s, 12/15/18                                                 Aaa             2,462,250
          2,055,000 5 1/8s, 6/15/19                                                       Aa3             2,108,944
          1,455,000 5 1/8s, 6/15/18                                                       Aa3             1,502,288
                    NJ State Edl. Fac. Auth. Rev. Bonds
          1,000,000 (Ramapo College), Ser. D, AMBAC, 5s, 7/1/31                           Aaa               991,250
          1,600,000 (Rowan U.), Ser. B, FGIC, 5s, 7/1/31                                  Aaa             1,586,000
          1,750,000 (NJ Inst. of Tech.), Ser. G, MBIA, 4 3/4s, 7/1/31                     Aaa             1,669,063
          7,000,000 NJ State Edl. Fac. Auth. VRDN (Princeton U.), Ser. B,
                    MBIA, 1.3s, 7/1/21                                                    VMIG1           7,000,000
                    NJ State G.O. Bonds
          4,065,000 FGIC, 6s, 2/15/11                                                     Aaa             4,684,913
          3,000,000 FSA, 5 1/4s, 7/1/19                                                   AAA             3,251,250
            580,000 NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds, Ser. E1,
                    FSA, 5.7s, 5/1/20                                                     Aaa               606,825
                    NJ State Hwy. Auth. Rev. Bonds (Garden State Pkwy.)
          1,500,000 6.2s, 1/1/10                                                          AA-             1,726,875
          2,370,000 6s, 1/1/19                                                            Aaa             2,769,938
          3,000,000 5 5/8s, 1/1/30                                                        AA-             3,142,500
          1,800,000 NJ State Tpk. Auth. IFB, MBIA, 11.32s, 1/1/16
                    (acquired 3/27/92, cost $1,817,856) (RES)                             AAA             2,522,250
          6,000,000 NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                    6 1/2s, 1/1/16                                                        Aaa             7,200,000
          1,000,000 NJ State Tpk. Auth. VRDN, Ser. D, 1s, 1/1/18                          VMIG1           1,000,000
          9,500,000 NJ State Trans. Trust Fund Auth. Rev. Bonds, Ser. C,
                    FSA, 5 1/2s, 12/15/13                                                 Aaa            10,616,250
                    NJ Wastewtr. Treatment Rev. Bonds (Wastewtr.
                    Treatment Trust)
          2,955,000 Ser. B, 7s, 5/15/09                                                   Aa2             3,542,306
          7,000,000 Ser. A, zero %, 9/1/07                                                Aaa             6,081,250
                    North Hudson, Swr. Auth. Rev. Bonds
          1,400,000 FGIC, 5 1/2s, 8/1/06                                                  Aaa             1,543,500
          3,000,000 Ser. A, MBIA, zero %, 8/1/25                                          Aaa               937,500
                    Northern Burlington Cnty., Regl. School Dist. G.O. Bonds
          1,130,000 MBIA, 5 1/4s, 4/1/17                                                  Aaa             1,227,463
          1,065,000 FGIC, 5 1/4s, 4/1/14                                                  Aaa             1,167,506
          1,800,000 Passaic Valley, Cmnty. Wtr. Supply Rev. Bonds, Ser. A,
                    FGIC, 6.4s, 12/15/22                                                  Aaa             1,838,736
                    Pennsauken Township, School Dist. G.O. Bonds, FSA
          1,095,000 4 1/4s, 3/1/05                                                        Aaa             1,145,644
          1,020,000 4 1/4s, 3/1/04                                                        Aaa             1,054,425
          7,500,000 Rutgers State U. Rev. Bonds, Ser. A, 6.4s, 5/1/13                     AA              8,821,875
          7,665,000 Salem Cnty., Indl. Poll Ctrl. Fin. Auth. IFB, MBIA, 10.91s,
                    8/1/30 (acquired 4/23/98, cost $9,149,864) (RES)                      AAA             8,948,888
          2,500,000 Salem Cnty., Poll. Control Fin. Auth. Rev. Bonds, Ser. A,
                    5 3/4s, 4/1/31                                                        Baa1            2,403,125
          1,000,000 Stony Brook, Regl. Swr. Rev. Bonds, Ser. B, 5.45s, 12/1/12            Aa3             1,125,000
                    Tobacco Settlement Fin. Corp. Rev. Bonds
                    (Asset Backed Bonds)
          4,000,000 6 1/8s, 6/1/42                                                        A1              3,805,000
          5,000,000 6s, 6/1/37                                                            A1              4,743,750
          2,500,000 Trenton, Pkg. Auth. Rev. Bonds, FGIC, 5 1/2s, 4/1/30                  Aaa             2,809,375
          6,000,000 U. of Medicine & Dentistry Rev. Bonds, Ser. E, MBIA,
                    6 1/2s, 12/1/12                                                       AAA             7,147,500
          3,400,000 Union Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds
                    (American Cynamid Co.), 5.8s, 9/1/09                                  A3              3,765,500
                                                                                                      -------------
                                                                                                        250,178,952

New York (7.8%)
-------------------------------------------------------------------------------------------------------------------
                    Port Auth. NY & NJ Rev. Bonds
          3,000,000 (Delta Airlines, Inc.), Ser. IR, 6.95s, 6/1/08                        BB              2,835,000
          5,000,000 (Kennedy Intl. Arpt. - 5th Installment), 6 3/4s,
                    10/1/19                                                               BB+/P           5,068,750
          7,500,000 Ser. 93rd, 6 1/8s, 6/1/94                                             AA-             8,503,125
          7,800,000 Ser. 1st, 5.2s, 11/15/15                                              AA-             7,939,230
                                                                                                      -------------
                                                                                                         24,346,105

Pennsylvania (2.5%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Delaware River Port Auth. Rev. Bonds (Port Dist.
                    Project), Ser. B, FSA, 5 5/8s, 1/1/26                                 Aaa             7,809,375

Puerto Rico (8.6%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, G.O. Bonds
          2,000,000 FSA, 5 1/2s, 7/1/18                                                   Aaa             2,242,500
          1,375,000 FSA, 5 1/4s, 7/1/18                                                   Aaa             1,502,180
          2,500,000 MBIA, 4 3/4s, 7/1/23                                                  Aaa             2,456,250
          1,000,000 Cmnwlth. of PR, Aquaduct & Swr. Auth. Rev. Bonds,
                    MBIA, 6 1/4s, 7/1/12                                                  Aaa             1,200,000
          5,000,000 Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds, Ser. E,
                    FSA, 5 1/2s, 7/1/16                                                   Aaa             5,631,250
            500,000 Cmnwlth. of PR, Hwy & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 1.05s, 7/1/28                                                  VMIG1             500,000
          2,000,000 PR Elec. Pwr. Auth. IFB, MBIA, 12.52s, 7/1/07
                    (acquired 10/30/97, acquired $2,765,000) (RES)                        AAA             2,725,000
                    PR Elec. Pwr. Auth. Rev. Bonds
          1,535,000 MBIA, 5s, 7/1/22                                                      Aaa             1,586,806
          2,000,000 Ser. EE, FSA, 4 3/4s, 7/1/24                                          Aaa             1,957,500
          2,000,000 PR Hsg. Fin. Corp. Rev. Bonds, Ser. B, GNMA Coll.,
                    4.45s, 6/1/27                                                         AAA             2,097,500
          2,000,000 PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth. Rev.
                    Bonds (Special Facilities-American Airlines, Inc.),
                    Ser. A, 6.45s, 12/1/25                                                BB-               900,000
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                       Baa2            1,017,500
          3,000,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa             3,086,250
                                                                                                      -------------
                                                                                                         26,902,736
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $299,024,088)                                              $309,237,168
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $312,817,375.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2002 was $14,196,138 or 4.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2002.

      The rates shown on VRDN's are the current interest rates shown at November 30, 2002, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

                 Transportation         19.8%
                 Hospitals/health care  14.6
                 Education              10.3

      The fund had the following insurance concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

                 FSA                    19.6%
                 MBIA                   18.5
                 FGIC                   10.7

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002

                        Market     Aggregate Face   Expiration    Unrealized
                        Value          Value          Date       Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)        $16,110,863    $16,390,501      Mar-03        $279,638
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$299,024,088) (Note 1)                                                         $309,237,168
-------------------------------------------------------------------------------------------
Cash                                                                                131,027
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    5,642,512
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              622,804
-------------------------------------------------------------------------------------------
Total assets                                                                    315,633,511

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                47,578
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               320,906
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,692,653
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          133,729
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        394,320
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           36,113
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       19,096
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            804
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              141,700
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               29,237
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,816,136
-------------------------------------------------------------------------------------------
Net assets                                                                     $312,817,375

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $311,035,527
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (64,081)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (8,646,789)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       10,492,718
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $312,817,375

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($211,853,445 divided by 23,408,835 shares)                                           $9.05
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.05)*                                $9.50
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($99,136,193 divided by 10,964,055 shares)**                                          $9.04
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,827,737 divided by 202,071 shares)                                                $9.05
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.05)***                              $9.35
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended November 30, 2002 (Unaudited)
Interest income:                                                                 $8,206,036
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    792,005
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      170,404
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    4,469
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,908
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               214,097
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               428,377
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 4,679
-------------------------------------------------------------------------------------------
Other                                                                               102,590
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,720,529
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (17,759)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,702,770
-------------------------------------------------------------------------------------------
Net investment income                                                             6,503,266
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                 1,585,642
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (52,732)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the period                                                                (1,574,282)
-------------------------------------------------------------------------------------------
Net loss on investments                                                             (41,372)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $6,461,894
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      November 30                May 31
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $6,503,266           $13,519,167
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        1,532,910               381,870
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (1,574,282)            2,886,269
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    6,461,894            16,787,306
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From tax-exempt income
   Class A                                                             (4,555,758)           (9,480,776)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,825,049)           (3,955,449)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (37,289)              (49,790)
-------------------------------------------------------------------------------------------------------
 From ordinary income
   Class A                                                                     --                (4,497)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --                    --
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                   (24)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                         138,106            30,755,742
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                              181,904            34,052,512

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   312,635,471           278,582,959
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $64,081 and $149,251, respectively)                        $312,817,375          $312,635,471
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.05        $8.94        $8.47        $9.15        $9.32        $9.02
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .43          .46          .47          .45          .45
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                --          .10          .47         (.68)        (.17)         .30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .20          .53          .93         (.21)         .28          .75
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.42)        (.46)        (.47)        (.45)        (.45)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.42)        (.46)        (.47)        (.45)        (.45)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.05        $9.05        $8.94        $8.47        $9.15        $9.32
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.17*        6.09        11.16        (2.32)        3.05         8.48
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $211,853     $211,584     $187,400     $173,872     $214,876     $218,312
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .44*         .86          .86          .86          .99          .96
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.16*        4.71         5.17         5.35         4.87         4.84
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.12*       11.90        12.68        14.61         7.19        29.03
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.04        $8.94        $8.46        $9.14        $9.31        $9.01
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .17          .37          .40          .41          .39          .39
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                --          .10          .48         (.68)        (.17)         .30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .17          .47          .88         (.27)         .22          .69
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.17)        (.37)        (.40)        (.41)        (.39)        (.39)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.17)        (.37)        (.40)        (.41)        (.39)        (.39)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.04        $9.04        $8.94        $8.46        $9.14        $9.31
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.84*        5.29        10.57        (2.97)        2.37         7.78
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $99,136      $99,225      $90,274      $84,296      $99,781      $95,315
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .76*        1.51         1.51         1.51         1.64         1.61
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.84*        4.06         4.52         4.70         4.22         4.18
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.12*       11.90        12.68        14.61         7.19        29.03
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.04        $8.94        $8.46        $9.15        $9.33        $9.02
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .40          .43          .44          .42          .42
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                --          .10          .48         (.69)        (.18)         .31
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .19          .50          .91         (.25)         .24          .73
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.40)        (.43)        (.44)        (.42)        (.42)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.40)        (.43)        (.44)        (.42)        (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.05        $9.04        $8.94        $8.46        $9.15        $9.33
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.13*        5.66        10.96        (2.73)        2.63         8.28
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,828       $1,827         $909         $675       $1,127         $668
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .59*        1.16         1.16         1.16         1.29         1.26
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.01*        4.41         4.86         5.05         4.61         4.48
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.12*       11.90        12.68        14.61         7.19        29.03
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam New Jersey Tax Exempt Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New Jersey state income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New Jersey tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $8,524,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------
        $1,000    May 31, 2003
     3,484,000    May 31, 2004
       589,000    May 31, 2007
     3,106,000    May 31, 2008
     1,344,000    May 31, 2009

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2003 approximately $14,000 of losses recognized during the period November 1, 2001 to May 31, 2002.

The aggregate identified cost on a tax basis is $299,024,088, resulting in gross unrealized appreciation and depreciation of $16,487,605 and $6,274,525, respectively, or net unrealized appreciation of $10,213,080.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of
(i) 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2002, the fund's expenses were reduced by $17,759 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $664 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively

For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $11,079 and $209 from the sale of class A and class M shares, respectively, and $104,694 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received $6,045 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $28,574,783 and $26,523,180, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,115,581         $19,324,449
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               283,376           2,589,921
---------------------------------------------------------------------------
                                             2,398,957          21,914,370

Shares repurchased                          (2,369,828)        (21,686,625)
---------------------------------------------------------------------------
Net increase                                    29,129            $227,745
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,888,549         $44,151,842
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               555,079           5,013,862
---------------------------------------------------------------------------
                                             5,443,628          49,165,704

Shares repurchased                          (3,014,917)        (27,251,475)
---------------------------------------------------------------------------
Net increase                                 2,428,711         $21,914,229
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,152,910         $10,559,289
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               119,270           1,089,179
---------------------------------------------------------------------------
                                             1,272,180          11,648,468

Shares repurchased                          (1,282,432)        (11,739,703)
---------------------------------------------------------------------------
Net decrease                                   (10,252)           $(91,235)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,909,290         $26,306,219
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               246,900           2,227,904
---------------------------------------------------------------------------
                                             3,156,190          28,534,123

Shares repurchased                          (2,282,265)        (20,599,598)
---------------------------------------------------------------------------
Net increase                                   873,925          $7,934,525
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     10,998            $100,507
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,525              32,218
---------------------------------------------------------------------------
                                                14,523             132,725

Shares repurchased                             (14,418)           (131,129)
---------------------------------------------------------------------------
Net increase                                       105              $1,596
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    110,141            $995,859
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,527              40,833
---------------------------------------------------------------------------
                                               114,668           1,036,692

Shares repurchased                             (14,390)           (129,704)
---------------------------------------------------------------------------
Net increase                                   100,278            $906,988
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio


* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.



SERVICES FOR SHAREHOLDERS


HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[GRAPHIC OMITTED: PHOTO OF SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $280 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA050-84106  019/329/537  1/03